                                                                    EXHIBIT 99.1

FOR IMMEDIATE RELEASE

Company Contact:                                        Contact:
Gary J. Dailey                                          Gene Marbach
Chief Financial Officer                                 Investor Relations
Everlast Worldwide Inc.                                 MAKOVSKY + COMPANY
212-239-0990                                            212-508-9600

           EVERLAST WORLDWIDE INC. REPORTS RESULTS FOR THIRD QUARTER
                    AND NINE MONTHS ENDED SEPTEMBER 30, 2005

      THIRD QUARTER HIGHLIGHTS INCLUDE:

            o    NET REVENUES FROM  CONTINUING  OPERATIONS  GROW 13% TO A RECORD
                 $12.6 MILLION

            o    INCOME FROM CONTINUING OPERATIONS ADVANCES 443% TO $1.2 MILLION

            o    BASIC EARNINGS PER COMMON SHARE FROM  CONTINUING  OPERATIONS OF
                 $0.12  COMPARED  TO A LOSS OF ($0.04)  PER COMMON  SHARE IN THE
                 PRIOR COMPARABLE PERIOD

            NEW YORK, New York,  November 03, 2005 - Everlast(R)  Worldwide Inc.
(Nasdaq:  EVST),  manufacturer,  marketer  and  licensor of  sporting  goods and apparel under the Everlast brand name, today reported its financial  results for the third quarter and nine months ended September 30, 2005.

            The Company reported record net revenues from continuing  operations of $12.6  million for its fiscal 2005 third  quarter  ended  September 30, 2005, representing  an increase of 13% over net revenues of $11.1 million in the prior year  comparable  period.  The increase in net revenues was  attributable to net sales from continuing apparel operations and sporting goods, which increased 13%
to $9.8 million  compared with $8.6 million in the third quarter of fiscal 2004.
Net  licensing  revenues  also  advanced 13% to $2.8 million  compared with $2.5 million in the prior  period.  For the nine months  ended  September  2005,  net revenues from  continuing  operations  increased 23% to a record $37.3  million, over the 2004  comparable  period,  led by a 27% increase in licensing  revenues along with a 22% increase in continuing  apparel  operations  and sporting goods net sales.  Gross profit margins grew 40 basis points to 37.7 percent,  compared with the prior year period.

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Page Two

            For the third quarter ended September  2005, the Company  achieved a
443% increase in operating  income from  continuing  operations to $1.2 million, while earnings before interest,  taxes, depreciation and amortization ("EBITDA")
increased to $1.6 million  compared with $21,000 reported in the 2004 comparable period.  The increase in  operating  income and EBITDA was largely a result of a reduction in operating  expense ratio of 28.2 percent compared with 40.5 percent in the 2004 comparable period. Net income from continuing  operations  available to common stockholders was $391,000,  or $0.12 per basic share, as compared to a net loss from continuing operations of ($134,000), or ($0.04) loss per basic per share,  in the 2004  comparable  period.  Net  income,  after  $216,000 in costs associated with the discontinued  women's business component,  was $175,000,  or
$0.05 per basic share, as compared with a net loss of ($249,000), or ($0.08) per basic share in the corresponding 2004 period.

            During the nine months  ended  September  30,  2005,  the  Company's
operating   results,   as  previously   disclosed,   were  impacted  by  certain
non-recurring and one-time charges aggregating  $555,000 consisting of: $273,000 for a minimum  withdrawal  pension  liability  settlement  with the former union representing  employees  of the  Bronx,  New York  facility  which was closed in
December 2003; $100,000 of higher air freight charges associated with the United
States'   imposition  of  tariff  and  import  quota  restrictions  on  products manufactured in China; and a non-cash charge aggregating  $182,000 in connection with the issuance of warrants to Contender Partners LLC. Accordingly, Everlast's adjusted  operating  income  and  EBITDA  was $2.3  million  and  $3.5  million, respectively,  as compared to $674,000 and $1.8 million,  respectively  over the
2004 comparable  period.  The increase in adjusted  operating  income and EBITDA from  continuing  operations  was again  largely a result of a reduction  in our operating  expense  ratio  to  30.5  percent  from  40.9  percent  in  the  2004 corresponding period. Net income from continuing operations,  adjusted for these non-recurring  costs,  was  $352,000,  or $0.11 per basic share as compared to a loss of ($177,000) or ($0.06) per common share.

             "As you can see from these third quarter highlights, our results of operations  have benefited from the  initiatives we implemented in late 2004 and early 2005," said Seth Horowitz,  President and COO. "These initiatives included the  licensing  of our women's  business,  the signing of other new and exciting

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Page Three

licensing  deals,  and the strategic  product  placement deal done in connection with The  Contender  reality  television  show which has  provided a platform to facilitate  year-to-date  revenue  increases in men's apparel and sporting goods equipment of 23%. In addition, we improved operating margins through a reduction in product costs and other cost containment  programs.  As a result of these and other  initiatives,  we achieved  significant  period over period  growth in our operating income and EBITDA from continuing  operations,  highlighted by a third quarter profit from continuing  operations of $0.12 per basic share,  which is a
$0.16 per share improvement over the comparable 2004 period."

            Mr. George Q Horowitz,  chairman and CEO added,  "I expect  revenues from our licensing,  apparel and sporting goods equipment businesses to continue to achieve double digit increases  through existing  merchandising and marketing strategies,  along with our recently  announced  continued  participation in the second  season  of The  Contender  reality  television  show,  produced  by Mark
Burnett,  and  scheduled  to air on ESPN in April  2006.  The  cost  containment programs put in place,  along with these  anticipated  revenue  increases,  will allow us to show improved operating margins in the quarters ahead."

ABOUT EVERLAST WORLDWIDE INC.
            Everlast Worldwide Inc.  manufactures  markets and licenses sporting goods and apparel products under the Everlast brand name.  Since 1910,  Everlast has been the  preeminent  brand in the  world of  boxing  and is among  the most dominant brands in the overall sporting goods and apparel  industries.  Over the past 95 years,  Everlast  products  have become the  "Choice of  Champions(TM)", having been used for  training  and  professional  fights by many of the biggest names in the sport.  Everlast is the market  leader in nearly all of its product categories,  responsible  for  leading  eight  of the top ten  boxing  equipment products in sales.  Through its apparel  division,  Everlast  men's  active wear products are sold to over 20,000 retail  locations  throughout the United States and Canada,  including a variety of department stores, specialty stores, catalog operations and better mass merchandisers. In addition to producing and marketing the equipment and  accessories,  Everlast  Worldwide Inc.  licenses its brand to providers  of men's and women's  sportswear  and active wear,  children's  wear, footwear,  watches,  cardiovascular  exercise  equipment,  nutritional foods and gym/duffel bags to name just a few categories.  At the retail level,  Everlast's licensed products generate over $700 million in revenues. The company's Web site can be found at http://www.everlast.com.

            Statements  made in this Press Release that are estimates of past or future  performance are based on a number of factors,  some of which are outside of the Company's control.  Statements made in this Press
            Release  that  state  the  intentions,   beliefs,   expectations  or
            predictions of Everlast  Worldwide,  Inc. and its management for the future are forward-looking  statements. It is important to note that actual results could differ  materially from those projected in such forward-looking  statements.  Information  concerning  factors  that could  cause  actual  results  to differ  materially  from  those in forward-looking statements is contained from time to time in filings
            of  Everlast  Worldwide  with  the  U.S.   Securities  and  Exchange
            Commission.  Copies of these  filings may be obtained by  contacting
            Everlast Worldwide or the SEC

                                      # # #

                                 (Tables Follow)

                     EVERLAST WORLDWIDE INC. & SUBSIDIARIES

                      CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                                    Three Months Ended
                                                                                      September 30,
                                                                  ------------------------------------------------------
                                                                   2005            2004          2005             2004
                                                                   ----            ----          ----             ----
                                                                (Unaudited)     (Unaudited)   (Unaudited)      (Unaudited)

Net sales                                                     $  9,780,000    $  8,627,000    $ 28,440,000    $ 23,256,000
Net license revenues                                             2,807,000       2,475,000       8,845,000       6,952,000
                                                              ------------    ------------    ------------    ------------
Net revenues                                                    12,587,000      11,102,000      37,285,000      30,208,000
                                                              ------------    ------------    ------------    ------------

Cost of goods sold                                               7,841,000       6,958,000      23,616,000      17,155,000
                                                              ------------    ------------    ------------    ------------

Gross profit                                                     4,746,000       4,144,000      13,669,000      13,053,000

Operating expenses:
    Selling and shipping                                         1,877,000       2,528,000       6,095,000       6,664,000
    General and administrative                                   1,444,000       1,737,000       4,711,000       5,031,000
    Restructuring and non-recurring charges                           --              --           273,000            --
    Costs in connection with warrant issuance                         --              --           182,000            --
    Amortization                                                   228,000         228,000         684,000         684,000
                                                              ------------    ------------    ------------    ------------
                                                                 3,549,000       4,493,000      11,945,000      12,379,000
                                                              ------------    ------------    ------------    ------------

Income (loss) from continuing operations                         1,197,000        (349,000)      1,724,000         674,000
                                                              ------------    ------------    ------------    ------------

Other income (expense):
  Interest expense and financing costs                            (555,000)       (336,000)     (1,632,000)       (960,000)
  Interest income (expense) on redeemable
    participating preferred stock                                     --           200,000            --           (14,000)
  Investment income                                                  6,000           4,000          17,000          13,000
                                                              ------------    ------------    ------------    ------------
                                                                  (549,000)       (132,000)     (1,615,000)       (961,000)
                                                              ------------    ------------    ------------    ------------

Income (loss) before (benefit) provision for                       648,000        (481,000)        109,000        (287,000)
income taxes from continuing operations

Provision (benefit) for income taxes                               257,000        (347,000)         90,000        (110,000)
                                                              ------------    ------------    ------------    ------------

Net income (loss) from continuing operations                  $    391,000    ($   134,000)   $     19,000    ($   177,000)
                                                              ============    ============    ============    ============

Income (loss) from discontinued component,
net of tax                                                        (216,000)       (115,000)       (534,000)        195,000
                                                              ------------    ------------    ------------    ------------

Net income (loss) available to common
 stockholders                                                 $    175,000    ($   249,000)   ($   515,000)   $     18,000
                                                              ============    ============    ============    ============

Basic earnings (loss) per share from continuing
operations                                                    $       0.12    ($      0.04)   $       0.01    ($      0.06)
                                                              ============    ============    ============    ============
Diluted earnings (loss) per share from continuing             $       0.09    ($      0.04)   $       0.00    ($      0.06)
operations
                                                              ============    ============    ============    ============
Basic income (loss) per share from discontinued
component                                                    ($      0.06)   ($      0.04)   ($      0.16)   $       0.06
                                                             ============    ============    ============    ============
Diluted income (loss) per share from discontinued            ($      0.05)   ($      0.04)   ($      0.14)   $       0.06
component
                                                             ============    ============    ============    ============
Net basic earnings (loss) per share                                  0.05    ($      0.08)   ($      0.15)   $       0.01
                                                             ============    ============    ============    ============
Net diluted earnings (loss) per share                        $       0.04    ($      0.08)   ($      0.14)   $       0.01
                                                             ============    ============    ============    ============

                     EVERLAST WORLDWIDE INC. & SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS

                                                                                  SEPTEMBER 30,   DECEMBER 31,
                                                                                      2005          2004
                                                                                 --------------  -------------

ASSETS

Current assets:
  Cash and cash equivalents                                                      $    111,000    $    649,000
  Accounts receivable - net                                                         8,748,000       9,781,000
  Inventories                                                                      13,143,000      11,762,000
  Inventories of discontinued component                                                  --         1,020,000
  Prepaid expenses and other current assets                                         2,508,000         921,000
                                                                                 ------------    ------------
       Total current assets                                                        24,510,000      24,133,000

 Property and equipment, net                                                        6,107,000       6,182,000
 Goodwill                                                                           6,718,000       6,718,000
 Trademarks, net                                                                   22,892,000      23,576,000
 Restricted cash                                                                    1,050,000       1,028,000
 Other assets                                                                       2,972,000       3,119,000
                                                                                 ------------    ------------
                                                                                 $ 64,249,000    $ 64,756,000
                                                                                 ============    ============

LIABILITIES, REDEEMABLE PARTICIPATING PREFERRED STOCK AND STOCKHOLDERS' EQUITY

Current liabilities:
  Current maturities of Series A redeemable                                      $  3,000,000    $  3,000,000
   participating preferred stock
  Due to factor                                                                    11,452,000      11,316,000
  Accounts payable                                                                  4,109,000       6,530,000
  Current maturities of long term debt                                                235,000         249,000
  Deferred licensing revenues                                                         756,000            --
  Accrued expenses and other liabilities                                            2,490,000       1,062,000
                                                                                 ------------    ------------
       Total current liabilities                                                   22,042,000      22,157,000

  License deposits payable                                                            452,000         440,000
  Series A redeemable participating preferred stock                                22,000,000      22,000,000
  Notes payable                                                                     4,000,000       4,000,000
  Other liabilities                                                                      --           190,000
  Long term debt, net of current maturities                                         2,509,000       2,643,000
                                                                                 ------------    ------------
Total liabilities                                                                  51,003,000      51,430,000
                                                                                 ------------    ------------

Stockholders' equity:
Common stock, par value $.002; 19,000,000 shares
   authorized, 3,294,236 and  3,070,359 outstanding                                     8,000           7,000
Class A common stock, par value $.01; 100,000 shares
   authorized; 100,000 shares issued and outstanding                                    1,000           1,000
Paid-in capital                                                                    12,254,000      11,821,000
Retained earnings                                                                   1,710,000       2,224,000
                                                                                 ------------    ------------
                                                                                   13,973,000      14,053,000
  Less treasury stock                                                                (727,000)       (727,000)
                                                                                 ------------    ------------
       Total stockholders' equity                                                  13,246,000      13,326,000
                                                                                 ------------    ------------
                                                                                 $ 64,249,000    $ 64,756,000
                                                                                 ============    ============

                     EVERLAST WORLDWIDE INC. & SUBSIDIARIES

 RECONCILIATION OF GAAP CONSOLIDATED STATEMENTS OF OPERATIONS TO NON-GAAP INFORMATION

                                                              Three Months Ended           Nine Months Ended
                                                                 September 30,               September 30,
                                                         ----------------------------   ------------------------

                                                               2005         2004           2005          2004
                                                               ----         ----           ----          ----
                                                          (Unaudited)    (Unaudited)    (Unaudited)   (Unaudited)

Income (loss) before provision for income taxes from         648,000      (481,000)       109,000      (287,000)
continuing operations as reported GAAP basis
                                                         -----------   -----------    -----------   -----------

Adjustments:
Restructuring and non-recurring costs                           --            --          373,000          --
Costs in connection with warrant issuance                       --            --          182,000          --
                                                         -----------   -----------    -----------   -----------

Adjusted income from operations before provisions for        648,000      (481,000)       664,000      (287,000)
income taxes
                                                         -----------   -----------    -----------   -----------

Provision (benefit) for income taxes, as adjusted            257,000      (347,000)       312,000      (110,000)
                                                         -----------   -----------    -----------   -----------

Adjusted net income (loss) from continuing operations    $   391,000   ($  134,000)   $   352,000   ( $177,000)
                                                         ===========   ===========    ===========   ===========

Adjusted basic earnings (loss) per share                 $      0.12   ($     0.04)   $      0.11   ($     0.06)
                                                         ===========   ===========    ===========   ===========

Adjusted EBITDA (Earnings excluding certain costs
before interest, taxes, depreciation and amortization)   $ 1,595,000   $    21,000    $ 3,452,000   $ 1,769,000
                                                         ===========   ===========    ===========   ===========

Non-GAAP  results:  To supplement its financial  statements  presented on a GAAP basis,  the Company uses non-GAAP  additional  measures of continuing  operating results,  net earnings,  earnings per basic share and EBITDA adjusted to exclude certain  aforementioned  non-recurring  and  restructuring  costs.  The  Company believes that the use of these additional  measures is appropriate to enhance an overall  understanding of its past financial  performance and also its prospects for the  future  as these  pro-forma  costs are not  expected  to be part of the
Company's  ongoing  business on an annualized  basis.  These  adjustments to the
Company's GAAP results are made with the intent of providing both management and investors  with a more  complete  understanding  of the  underlying  operational results and trends and its  marketplace  performance.  The  presentation of this additional  information  is not  meant to be  considered  in  isolation  or as a substitute  for net earnings or earnings per share  prepared in accordance  with generally accepted accounting principles in the United States.